UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2020
SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14 Wesley Street
Hamilton HM 11, Bermuda
(Address of principal executive offices)
(441) 278-3140
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	SG	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.
A special general meeting of the shareholders of Sirius International Insurance Group, Ltd. (the “Company”) was held on November 23, 2020 via live audio webcast to vote upon the following proposals set forth in a definitive joint proxy statement/prospectus dated and filed with the Securities and Exchange Commission (“SEC”) on October 23, 2020 (the “Joint Proxy Statement/Prospectus”): (i) to consider and vote on a proposal (the “merger proposal”) to adopt the Agreement and Plan of Merger, dated August 6, 2020, as may be amended from time to time, among Third Point Reinsurance Ltd. (“Third Point Re” or “TPRE”), the Company and Yoga Merger Sub Limited, a wholly owned subsidiary of Third Point Re (“Merger Sub”), and the statutory merger agreement and approve and adopt the merger contemplated thereby (the “merger”), (ii) to consider and vote on a proposal to approve, on an advisory (non-binding) basis, certain compensation payments that will or may be paid by the Company to certain of its named executive officers in connection with the merger (the “Sirius compensation proposal”), (iii) to consider and, if thought fit, approve, on an advisory (non-binding) basis, Bye-laws 24.2 through 24.8 and Bye-law 27 of SiriusPoint’s (the surviving company in the merger) bye-laws related to the procedures for shareholder proposals and nomination of directors, respectively (the “first SiriusPoint bye-laws proposal”), (iv) to consider and, if thought fit, approve, on an advisory (non-binding) basis, the deletion of (x) Bye-law 40.3 of SiriusPoint’s bye-laws, which is no longer relevant because the former investors named therein no longer have board appointment rights, and (y) Bye-law 44.1 of SiriusPoint’s bye-laws, which is no longer relevant because the “Effective Date” described therein has passed (the “second SiriusPoint bye-laws proposal”), (v) to consider and, if thought fit, approve, on an advisory (non-binding) basis, Bye-laws 56.2, 56.3 and 56.4 of SiriusPoint’s bye-laws to provide that a director with a conflict of interest must declare the interest, but that the director is not required to recuse himself or herself from the vote (the “third SiriusPoint bye-laws proposal”), (vi) to consider and, if thought fit, approve, on an advisory (non-binding) basis, Bye-law 81.1 of SiriusPoint’s bye-laws, which removes the right of Daniel S. Loeb to consent to amendments to the bye-laws that would have a material adverse effect on him so long as he holds at least 25% of the Third Point Re shares he held on December 22, 2011 (which right will instead be contained in an investor rights agreement between Third Point Re and Mr. Loeb) (the “fourth SiriusPoint bye-laws proposal”), (vii) to consider and, if thought fit, approve, on an advisory (non-binding) basis, the deletion of Bye-laws 7 and 43.5 of SiriusPoint’s bye-laws and the amendment to Bye-law 82 of SiriusPoint’s bye-laws, which (x) removes the requirement for Daniel S. Loeb to approve certain affiliate transactions, (y) removes the right of Daniel S. Loeb to appoint a board observer and (z) removes the right of Daniel S. Loeb to consent to amendments to the memorandum of association that would have a material adverse effect on him, in each case so long as he holds at least 25% of the Third Point Re shares he held on December 22, 2011 (all of which rights will instead be contained in an investor rights agreement between Third Point Re and Mr. Loeb) (the “fifth SiriusPoint bye-laws proposal”) and (viii) to consider and, if thought fit, approve, on an advisory (non-binding) basis, the amendments to the bye-laws of Third Point Re in the manner set forth in Annex G of the Joint Proxy Statement/Prospectus (other than those amendments described above) to be effective upon the completion of the merger and to adopt, on an advisory (non-binding) basis, the bye-laws as the bye-laws of Third Point Re in substitution for and to the exclusion of all the existing bye-laws thereof, conditional upon consummation of the merger contemplated by the merger agreement (the “sixth SiriusPoint bye-laws proposal”). The final voting results for each of the proposals submitted to a vote of shareholders at the special general meeting are as follows:

Proposal 1:	Merger Proposal
A majority of votes cast by shareholders voted to approve the merger proposal:

For	Against	Abstain	Broker Non-Votes
125,535,691	1,535	2,001	N/A

Proposal 2:	Sirius Compensation Proposal
A majority of votes cast by shareholders voted, on an advisory (non-binding) basis, against the Sirius compensation proposal:

For	Against	Abstain	Broker Non-Votes
14,063,235	111,471,491	4,501	N/A

Proposal 3:	First SiriusPoint Bye-laws Proposal
A majority of votes cast by shareholders voted to approve, on an advisory (non-binding) basis, the first SiriusPoint bye-laws proposal:

For	Against	Abstain	Broker Non-Votes
120,229,855	80,750	5,228,622	N/A

Proposal 4:	Second SiriusPoint Bye-laws Proposal
A majority of votes cast by shareholders voted to approve, on an advisory (non-binding) basis, the second SiriusPoint bye-laws proposal:

For	Against	Abstain	Broker Non-Votes
120,306,770	5,335	5,227,122	N/A

Proposal 5:	Third SiriusPoint Bye-laws Proposal
A majority of votes cast by shareholders voted to approve, on an advisory (non-binding) basis, the third SiriusPoint bye-laws proposal:

For	Against	Abstain	Broker Non-Votes
119,809,423	504,682	5,225,122	N/A

Proposal 6:	Fourth SiriusPoint Bye-laws Proposal
A majority of votes cast by shareholders voted to approve, on an advisory (non-binding) basis, the fourth SiriusPoint bye-laws proposal:

For	Against	Abstain	Broker Non-Votes
120,091,649	184,206	5,263,372	N/A

Proposal 7:	Fifth SiriusPoint Bye-laws Proposal
A majority of votes cast by shareholders voted to approve, on an advisory (non-binding) basis, the fifth SiriusPoint bye-laws proposal:

For	Against	Abstain	Broker Non-Votes
120,091,548	184,307	5,263,372	N/A

Proposal 8:	Sixth SiriusPoint Bye-laws Proposal
A majority of votes cast by shareholders voted to approve, on an advisory (non-binding) basis, the sixth SiriusPoint bye-laws proposal:

For	Against	Abstain	Broker Non-Votes
120,196,905	75,950	5,266,372	N/A

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about the future financial condition, results of operations and operating activities of the Company (together with its subsidiaries, “Sirius Group”). Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “target,” “continue,” “could,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “should,” “would,” “seeks,” “likely” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and speak only as of the date of this Current Report on Form 8-K. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The general factors that could cause actual results or performance to be materially different from those expressed or implied include, without limitation, the following:

•the satisfaction or waiver of the conditions precedent to the consummation of the proposed merger transaction involving the Company, TPRE and Merger Sub, including, without limitation, the receipt of regulatory approvals (including approvals, authorizations and clearance by antitrust authorities and insurance regulators necessary to complete such proposed merger transaction) on the terms desired or anticipated (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of such proposed merger transaction);
•unanticipated difficulties or expenditures relating to such proposed merger transaction;
•risks relating to the value of TPRE’s common shares to be issued in such proposed merger transaction;
•unanticipated negative reactions of rating agencies in response to such proposed merger transaction;
•disruptions of the Company’s and TPRE’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed merger transaction, including, without limitation, the ability of the combined company to hire and retain any personnel;
•legal proceedings that may be instituted against the Company and TPRE following announcement of such proposed merger transaction; and
•those factors listed in annual, quarterly and periodic reports filed by the Company and TPRE with the Securities and Exchange Commission (the “SEC”), whether or not related to such proposed merger transaction.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except to the extent required by applicable law or regulation, Sirius Group undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius International Insurance Group, Ltd.

By:    /s/ Gene Boxer
Name: Gene Boxer
Title: Chief Strategy Officer & Group General Counsel

Date: November 24, 2020